UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 2150 – 885 West Georgia Street Vancouver, British Columbia, Canada		V6C 3E8
(Address of principal executive offices)		(Zip Code)

(604) 558-6536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2018, Sierra Oncology, Inc. (the “Company”) reported its financial results for the year ended December 31, 2017. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 27, 2018, the Company issued a press release reporting the expansion of its clinical development programs. The Company also issued a press release reporting that Janssen Research & Development, LLC will supply PARP inhibitor niraparib for the Company’s Phase 1b/2 combination trial with SRA737.

Copies of the press releases are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release dated February 27, 2018 (financial results).

99.2	Press release dated February 27, 2018 (program update).

99.3	Press release dated February 27, 2018 (PARPi supply).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: February 27, 2018	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer

3